Exhibit 10.9

January __, 2015

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

Gentlemen:

Reference is made to the undersigned’s commitment letter (“Commitment Letter”) with Harmony Merger Corp. (the “Corporation”) set forth as an exhibit to the Corporation’s Registration Statement on Form S-1 (SEC File No. 333-197330) relating to the Corporation’s initial public offering of securities.

The undersigned confirms that, for so long as the undersigned’s Insider Shares or Insider Units (as such terms are defined in the Commitment Letter), as applicable, remain subject to the terms, restrictions and agreements of the Commitment Letter, prior to transferring any of the such Insider Shares or Insider Units, respectively, the transferee will be required to execute a letter agreement acknowledging that such transferee is bound by the then applicable terms, restrictions and agreements that the undersigned was originally bound by with respect to the Insider Shares and Insider Units, respectively.

Very truly yours,

[HOLDER]

By:
Name:
Title: